                                                                  EXHIBIT 4.2(f)


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                  FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 19, 2003, among AMERISTAR CASINOS, INC., a Nevada corporation (the "Borrower"), the various lenders party to the Credit Agreement referred to below (the "Lenders") and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of December 20, 2000, as subsequently amended, modified or supplemented to by the First Amendment thereto dated as of January 30, 2001, the Second Amendment thereto dated as of May 31, 2002 and the Third Amendment thereto dated as of November 22, 2002 (the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

                  WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 9.07(a) of the Credit Agreement is hereby amended by inserting the following text immediately before the period appearing at the end of said Section:

                  ", provided, however, that for the fiscal year of the Borrower ending December 31, 2003, the percentage set forth in this clause (ii) shall be 9.5%".

                  2. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and
(ii) on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

                  3. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when the Required Lenders and the Borrower, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip-Daniels (facsimile number 212-354-8113).

                  4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                    AMERISTAR CASINOS, INC.

                                    By: /s/ Peter C. Walsh
                                        ------------------------------------
                                        Title: Senior Vice President and General
                                        Counsel

                                    DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS (f/k/a Bankers Trust Company),
                                        Individually and as Administrative Agent

                                    By: /s/ Stephen P. Lamham
                                        ------------------------------------
                                        Title: Director

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT DATED
                                    AS OF DECEMBER __, 2003, TO THE CREDIT
                                    AGREEMENT DATED AS OF DECEMBER 20, 2000,
                                    AMONG AMERISTAR CASINOS, INC., A NEVADA
                                    CORPORATION, THE VARIOUS LENDERS PARTY TO
                                    THE CREDIT AGREEMENT REFERRED TO ABOVE,
                                    WELLS FARGO BANK, N.A., AS CO-ARRANGER AND
                                    SYNDICATION AGENT, BEAR STEARNS CORPORATE
                                    LENDING INC., AS DOCUMENTATION AGENT,
                                    DEUTSCHE BANK SECURITIES INC., AS LEAD
                                    ARRANGER AND SOLE BOOK MANAGER AND DEUTSCHE
                                    BANK TRUST COMPANY AMERICAS (F.K.A BANKERS
                                    TRUST COMPANY), AS ADMINISTRATIVE AGENT

                                    LANDMARK CDO, LTD.
                                        By: Aladdin Asset Management LLC
                                            as Manager

                                    By: /s/ Neil Nag
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    AMMC CDO I, LIMITED
                                        By: American Money Management Corp.,
                                            as Collateral Manager

                                    By: /s/ David P. Meyer
                                        ----------------------------------------
                                        Title: Vice President

                                    AMMC CDO II, LIMITED
                                        By: American Money Management Corp.,
                                            as Collateral Manager

                                    By: /s/ David P. Meyer
                                        ----------------------------------------
                                        Title: Vice President

                                    MAPLEWOOD (CAYMAN) LIMITED
                                        By: David L. Babson & Company Inc., as
                                        under delegate authority from
                                        Massachusetts Mutual Life Insurance
                                        Company as Investment Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                        By: David L. Babson & Company Inc.,
                                            as Investment Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    SEABOARD CLO 2000 LTD.
                                        By: David L. Babson & Company Inc.,
                                            as Collateral Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    SIMSBURY CLO, LIMITED
                                        By: David L. Babson & Company Inc.,
                                        under delegate authority from
                                        Massachusetts Mutual Life Insurance
                                            Company as Collateral Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    BILL & MELINDA GATES FOUNDATION
                                        By: David L. Babson & Company Inc.,
                                            as Collateral Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    SUFFIELD CLO, LIMITED
                                        By: David L. Babson & Company Inc.,
                                            as Collateral Manager

                                    By: /s/ John W. Stelwagon
                                        ----------------------------------------
                                        Title: Managing Director

                                    BANK OF SCOTLAND

                                    By: /s/ Joseph Fratus
                                        ----------------------------------------
                                        Title: First Vice President

                                    BEAR STEARNS CORPORATE LENDING

                                    By: /s/ Victor Bulzacchelli
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    MAGNETITE ASSET INVESTORS, LLC

                                    By: /s/ M. Williams
                                        ----------------------------------------
                                        Title: Managing Director

                                    MAGNETITE ASSET INVESTORS III, LLC

                                    By: /s/ M. Williams
                                        ----------------------------------------
                                        Title: Managing Director

                                    MAGNETITE IV CLO, LLC

                                    By: /s/ M. Williams
                                        ----------------------------------------
                                        Title: Managing Director

                                    SENIOR LOAN FUND

                                    By: /s/ M. Williams
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS, LTD.

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS II, LTD.

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS III, LTD.

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Title: Managing Director

                                    CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Title: Managing Director

                                    SIERRA CLO I

                                    By: /s/ John M. Casparian
                                        ----------------------------------------
                                        Title: Chief Operating Officer
                                               Centre Pacific LLC, Manager

                                    THE TRAVELERS INSURANCE COMPANY

                                    By: /s/ Matthew J.McInerny
                                        ----------------------------------------
                                        Title: Investment Officer

                                    CITIGROUP INSURANCE AND INVESTMENT TRUST
                                        By: Travelers Asset Management
                                            International Company, LLC

                                    By: /s/ Matthew J.McInerny
                                        ----------------------------------------
                                        Title: Investment Officer

                                    COLUMBIA ADVISOR FLOATING RATE
                                        ADVANTAGE FUND
                                        By: Columbia Management Advisors, Inc.
                                            as Advisor

                                    By: /s/ Kathleen A. Zarn
                                        ----------------------------------------
                                        Title: Senior Vice President

                                    COLUMBIA FLOATING RATE LIMITED
                                        LIABILITY COMPANY
                                        (f/k/a Stein Roe Floating Rate Limited
                                        Liability Company)
                                        By: Columbia Management Advisors, Inc.
                                            as Advisor

                                    By: /s/ Kathleen A. Zarn
                                        ----------------------------------------
                                        Title: Senior Vice President

                                    EATON VANCE SENIOR INCOME TRUST
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    OXFORD STRATEGIC INCOME FUND
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE CDO III, LTD.
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE CDO IV, LTD.
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    COSTANTINUS EATON VANCE CDO V, LTD.
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    GRAYSON & CO.
                                        By: Boston Management and research
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    BIG SKY SENIOR LOAN FUND, LTD.
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE
                                        VT FLOATING-RATE INCOME FUND
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    EATON VANCE
                                        LIMITED DURATION INCOME FUND
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                        ----------------------------------------
                                        Title: Vice President

                                    BALLYROCK CLO II LIMITED
                                        By: Ballyrock Investment advisors LLC
                                            as Collateral Manager

                                    By: /s/ Lisa Rymut
                                        ----------------------------------------
                                        Title: Assistant Treasurer

                                    FIDELITY ADVISOR SERIES II:
                                        FIDELITY ADVISOR FLOATING RATE
                                        HIGH INCOME FUND

                                    By: /s/ John H. Costello
                                        ----------------------------------------
                                        Title: Assistant Treasurer

                                    FRANKLIN CLO II, LIMITED

                                    By: /s/ Richard D'Addario
                                        ----------------------------------------
                                        Title: Vice President

                                    FRANKLIN FLOATING RATE TRUST

                                    By: /s/ Richard D'Addario
                                        ----------------------------------------
                                        Title: Assistant Vice President

                                    HIBERNIA NATIONAL BANK

                                    By: /s/ Chris Haskew
                                        ----------------------------------------
                                        Title: Vice President

                                    HIGHLAND LOAN FUNDING V, LTD.
                                        By: Highland Capital Management, L.P.
                                            as Collateral Manager

                                    By: /s/ Mark Okada
                                        ----------------------------------------
                                        Title: Chief Investment Officer

                                    ELT FUNDING TRUST I
                                        By: Highland Capital Management, L.P.
                                            as Collateral Manager

                                    By: /s/ Mark Okada
                                        ----------------------------------------
                                        Title: Chief Investment Officer

                                    RESORATION FUNDING CLO, LTD.
                                        By: Highland Capital Management, L.P.
                                            as Collateral Manager

                                    By: /s/ Mark Okada
                                        ----------------------------------------
                                        Title: Chief Investment Officer

                                    HIGHLAND OFFSHORE PARTNERS, L.P.
                                        By: Highland Capital Management, L.P.
                                            as General Manager

                                    By: /s/ Mark Okada
                                        ----------------------------------------
                                        Title: Chief Investment Officer

                                    HCM US LOANS MAC 43, LTD.
                                        By: Highland Capital Management, L.P.
                                            as attorney-in-Fact

                                    By: /s/ Mark Okada
                                        ----------------------------------------
                                        Title: Chief Investment Officer

                                    LOAN FUNDING IV, LLC
                                        By: Highland Capital Management, L.P.
                                            as Portfolio Manager

                                    By: /s/ Mark Okada
                                        ----------------------------------------
                                        Title: Chief Investment Officer

                                    ING PRIME RATE TRUST
                                        By: Aeltus Investment Management, Inc.
                                            as its Investments Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    ING SENIOR INCOME FUND
                                        By: Aeltus Investment Management, Inc.
                                            as its Investments Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                        By: ING Investment, LLC
                                            as its Investments Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    PILGRIM CLO 1999-1 LTD.
                                        By: ING Investment, LLC
                                            as its Investments Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                                        By: ING Investment, LLC
                                            as its Investments Manager

                                    By: /s/ Jason Groom
                                        ----------------------------------------
                                        Title: Vice President

                                    LCM I LIMITED PARTNERSHIP
                                        By: Lyon Capital Management LLC,
                                            as Collateral Manager

                                    By: /s/ F Tamingan
                                        ----------------------------------------
                                        Title: ?

                                    NATIONAL CITY BANK OF INDIANA

                                    By: /s/ Mark A. Minnick
                                        ----------------------------------------
                                        Title: Senior Vice President

                                    PPM SHADOW CREEK FUNDING LLC

                                    By: /s/ Diana M. Hines
                                        ----------------------------------------
                                        Title: Assistant Vice President

                                    PPM SPYGLASS FUNDING TRUST

                                    By: /s/ Diana M. Hines
                                        ----------------------------------------
                                        Title: Authorized Agent

                                    HAMILTON CDO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD ARBITRAGE CDO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    WINDSOR LAON FUNDING, LIMITED
                                        By: Stanfield Capital Partners LLC
                                            as its Investment Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD CARRERA CLO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Asset Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD CLO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD/RFM TRANSATLANTIC CDO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    STANFIELD QUATTRO CDO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                    By: /s/ Christopher E. Jansen
                                        ----------------------------------------
                                        Title: Managing Partner

                                    EMERALD ORCHARD LIMITED

                                    By: /s/ Stacey Malek
                                        ----------------------------------------
                                        Title: Attorney in Fact

                                    TORONTO DOMINION (NEW YORK), INC.

                                    By: /s/ Stacey Malek
                                        ----------------------------------------
                                        Title: Vice President

                                    TRUMBULL THC, LTD.

                                    By: /s/ Stacey Malek
                                        ----------------------------------------
                                        Title: Attorney in Fact

                                    WELLS FARGO BANK, N.A.

                                    By: /s/ Casey Potter
                                        ----------------------------------------
                                        Title: Vice President